Exhibit 10.1

April 20, 2006

J. Michael Hamilton
2020 Walnut Street, Apt. 17L
Philadelphia, PA 19103

Dear Mike:

On behalf of Avalon Pharmaceuticals, Inc., I am pleased to offer you the position of Chief Medical Officer. The terms of your employment are as follows:

Job Title:	Chief Medical Officer

Reporting to:	Kenneth C. Carter, President & CEO

Starting date:	August 1, 2006

Initial Starting Salary:	$280,000 per annum, subject to adjustment from time to time in the Company’s discretion

Sign-on bonus	$15,000, less applicable taxes, which will be paid at the first pay period after your employment has begun.

Classification:	Exempt

Equity:	Subject to the approval of the
Compensation Committee of the Company’s
Board of Directors, the Company will
grant you options for 60,000 shares of
Avalon Pharmaceuticals, Inc. Common
Stock on August 1, 2006 under the
Company’s Stock Option Plan. These
options will vest over a five (5) year
period. The options will be available to
you retroactively only upon the
successful completion of the 90-day
Introductory Period. The terms and
conditions for any options will be those
in the Company’s Plan, or as set by the
Board.

Bonus Plan:	Eligibility and distribution of an
annual bonus is based on the achievement
of corporate and individual objectives
in accordance with the approved Avalon
Pharmaceuticals Compensation Plan. You
will be eligible for a bonus up to 35%
of your base pay depending upon the
completion of the approved goals.

Benefits:	The Company provides a comprehensive
benefits program, which includes
standard medical and dental benefits,
long- and short-term disability
coverage, a 401(K) plan, and Employee
Assistance Program, and a flexible
benefits plan. Paid time off is also
available to all employees. These
programs will be provided in accordance
with the terms and conditions set forth
in each plan, and are subject to change
at the Company’s discretion. Provided
that underwriting approves your
application, you will also receive
benefit of Avalon’s salary continuation
plan for executives.

Termination:	Upon termination for any reason, the
Company shall pay you within two weeks
of such termination, your current base
salary earned through the termination
date, plus accrued vacation, if any, and
other benefits or payments, if any, to
which you are entitled as provided in
accordance with the terms and conditions
of such benefit plan. In the event you
are terminated by the Company after the
90-day Introductory Period without
“Cause” (as herein defined), or if you
terminate your employment with the
Company for “Good Reason” (as
hereinafter defined), the Company shall
continue to pay you your bi-weekly rate
in effect at the time of termination for
a period of six (6) months
(“Severance”); provide you with
outplacement services; provide and pay
the Company’s portion of your health
insurance for a period of six months
following such termination. You shall
not be required to mitigate damages by
seeking employment elsewhere. If you are
terminated with cause, the Company shall
pay you only your current base salary
earned through the termination date,
plus accrued vacation, if any, to which
you are entitled as provided in
accordance with the terms and conditions
of such benefit plan.

“Cause” shall include (i) your
conviction of a felony, either in
connection with the performance of your
obligations to the Company or otherwise,
which adversely affects your ability to
perform such obligations or materially
adversely affects the business
activities, reputation, goodwill or
image of the Company, (ii) your willful
disloyalty, deliberate dishonesty,
breach of fiduciary duty to the company
(iii) your breach of the terms of this
Agreement, or your failure or refusal to
use your best efforts to carry out any
material tasks that do not violate any
other term of this agreement, provided
such tasks are assigned to you by the
Company in accordance with the terms
hereof, which breach or failure
continues for a period of more than
thirty (30) days after your receipt of
written notice thereof from the Company,
(iv) the commission by you of any act of
fraud, embezzlement or deliberate
disregard of a rule or policy of the
Company known to you or contained in a
policy and procedure manual provided to
you which results in material loss,
damage or injury to the Company, or (v)
the material breach by you of any of the
material provisions of the
Confidentiality Assignment of Inventions
and Non-Competition Agreement.

Termination of your employment by you
shall constitute termination for “Good
Reason” if such termination occurs (a)
within eighteen months of a “Change in
Control” (as hereinafter defined) (b)
within three months of a material
diminution in your responsibilities as
Chief Medical Officer, provided that
such diminution is not in connection
with the termination of your employment
for Cause, (c) within three months of
your principal work location changing to
be more than 50 miles from your then
current residence; or (d) in the event
you should die while an employee of the
Company. The Company shall notify you,
within 10 days of receipt of your notice
of intent to terminate your employment
for Good Reason, if the Company
disagrees with your intent to terminate
pursuant to this paragraph.

A “Change in Control” shall be deemed to
have occurred if either: (i) any
“person” (including, without limitation,
any individual, sole proprietorship,
partnership, trust, corporation,
association, joint venture, or other
entity, whether or not incorporated), or
“group” of persons (as such terms are
used in Sections 13(d) and14(d) of the
Securities Exchange Act of 1934, as
amended (the “Exchange Act”)), becomes,
after the date hereof, the “beneficial
owner” (as defined in Rule 13d-3 under
the Exchange Act), directly or
indirectly, of securities of the Company
representing fifty percent (50%) or more
of the combined voting power of the
Company’s then outstanding securities;
(ii) during any two (2) year period,
individuals who constitute the Board of
Directors at the beginning of such
period, together with any new directors
elected or appointed during the period
whose election or appointment resulted
from a vacancy on the Board of Directors
caused by the retirement, death, or
disability of a director and whose
election or appointment was approved by
a vote of at least a majority of the
directors then still in office who were
directors at the beginning of the
period, cease for any reason to
constitute a majority of the Board of
Directors; (iii) the Company sells,
assigns, conveys, transfers, leases or
otherwise disposes of all or
substantially all of its assets to any
person; (iv) the Company consolidates
with, or merges with or into another
entity, or any entity consolidates with,
or merges with or into, the Company (a
“Merger”), in which the owners of
outstanding voting stock of the Company
immediately prior to such Merger do not
represent at least a majority of the
voting power in the surviving entity
after the Merger; or (v) the
stockholders of the Company approve a
plan of liquidation or dissolution.

Conflict:	You hereby acknowledge that you are not
a party to any agreement that in any way
prohibits or imposes any restrictions on
your employment with the Company, and
your acceptance hereof will not breach
any agreements to which you are a party.

Employment Requirements and Period:	If you accept this position, you will be
an employee at will, meaning you are not
obligated to remain employed at the
Company for any specific period of time.
Likewise, the Company is not obligated
to employ you for any specific period.

Other Provisions:	Employment will be contingent upon your
signing the Avalon Pharmaceuticals, Inc.
Confidentiality, Assignment of
Inventions and Non-Competition
Agreement. You also agree to be bound by
all personnel policies that may be
adopted from time to time.

I look forward to having you as part of the team and believe you will play an important role in the growth of the Company.

Sincerely,

ON BEHALF OF AVALON PHARMACEUTICALS, INC.:

/s/ Kenneth C. Carter Kenneth C. Carter President & CEO	April 20, 2006 Date

ACCEPTED:

/s/ J. Michael Hamilton J. Michael Hamilton	April 24, 2006 Date